Intangible Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about intangible assets [abstract]
Intangible Exploration and Evaluation Assets
INTANGIBLE EXPLORATION AND EVALUATION ASSETS

(000s)
Balance at December 31, 2015	$122,020
Additions	19,425
Transfer to petroleum properties	(2,150)
Impairment loss	(33,426)
Balance at December 31, 2016	105,869
Additions	16,905
Transfer to petroleum and natural gas assets	(2,271)
Impairment loss	(79,025)
Balance at December 31, 2017	$41,478

For the year ended December 31, 2017 the Company recorded an impairment loss of $79.0 million on its exploration and evaluation assets. The impairment loss was split between the South West Gharib concession ($1.2 million), the North West Gharib concession ($67.5 million) and the South Alamein concession ($10.3 million).
At South West Gharib, it was determined during Q1-2017 that an impairment loss was necessary as no commercial quantities of oil were discovered, and no further drilling activities were planned. The South West Gharib exploration lands have been fully evaluated and all commitments had been met at the end of the first exploration phase. The Company elected to not enter the second exploration period and relinquished the concession in 2017.
At North West Gharib, the recoverable amount of the North West Gharib CGU was $4.4 million. The remaining North West Gharib exploration and evaluation assets were written down to nil during the second quarter. The North West Gharib exploration lands have been fully evaluated and all commitments had been met at the end of the first exploration phase. The Company elected to not enter the second exploration period. The Company filed for and received four development leases in the North West Gharib concession, all remaining exploration lands not covered by development leases were relinquished.
At South Alamein, it was determined during Q3-2017 that an impairment loss was necessary, due to the results of the Boraq 5 well and the uncertainty of an economic development of Boraq in the future. The Company completed testing two zones in the Boraq 5 appraisal well. The Boraq 5 well failed to produce any hydrocarbons from the two zones and was plugged and abandoned.
In 2016, the Company recorded an impairment loss of $33.4 million on its exploration and evaluation assets. The impairment loss was related principally to the South East Gharib and South West Gharib concessions in Egypt. The impairment loss recognized on these two concessions represented the entire intangible exploration and evaluation asset balances on the concessions, as the recoverable amounts of the concessions were determined to be nil. The Company relinquished its interest in South East Gharib in November 2016, and relinquished its interest in South West Gharib in the first half of 2017 as no commercially viable quantities of oil had been discovered on either concession.
The Company's policy regarding the assessment of impairment for exploration and evaluation assets is disclosed in Note 3, Significant Accounting Policies.